UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-4915

                          DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

  200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices)        (Zip code)

Alan M. Meder	Lawrence R. Hamilton, Esq.
DNP Select Income Fund Inc.	Mayer Brown LLP
200 S. Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code:    (312) 368-5510

Date of fiscal year end:    October 31

Date of reporting period: April 30, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

     Fund Distributions and Managed Distribution Plan: DNP Select Income Fund Inc. (the “Fund”) has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the steady distribution level that has been approved by the Board. If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

     To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

     Whenever a monthly distribution includes a capital gain or return of capital component, the Fund provides you with a written statement indicating the sources of the distribution and the amount derived from each source. As the most recent monthly statement from the Fund indicated, the cumulative distributions paid this fiscal year to date through May 10 were estimated to be composed of net investment income, capital gains and return of capital.

     The amounts and sources of distributions reported monthly in statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

     The Board reviews the operation of the Managed Distribution Plan on a quarterly basis, with the most recent review having been conducted in June 2016, and retains an independent consultant to review the Managed Distribution Plan annually. The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Managed Distribution Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Managed Distribution Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium.

     The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website, www.dnpselectincome.com, and discussed in the section of management’s letter captioned “About Your Fund.” The tax characterization of the Fund’s distributions for the last 5 years can also be found on the website under the “Tax Information” tab.

June 16, 2016

Dear Fellow Shareholders:

Performance Review: Consistent with its primary objective of current income and long-term growth of income, and its Managed Distribution Plan, the Fund declared six monthly distributions of 6.5 cents per share of common stock during the first six months of the 2016 fiscal year. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, which is equal to 7.76% of the April 30, 2016, closing price of $10.05 per share. Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund” for important information about the Fund and its Managed Distribution Plan.

Your Fund had a total return (income plus change in market price) of 7.3% for the six months ended April 30, 2016, which is lower than the 11.7% total return of the composite of the S&P 500® Utilities Index and the Barclays U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. In comparison, the S&P 500® Utilities Index — a stock-only index — had a total return of 12.7% over that same period.

On a longer-term basis, as of April 30, 2016, your Fund had a five-year annualized total return of 9.1% on a market value basis, which is less than the 11.2% return of the composite of the S&P 500® Utilities Index and the Barclays U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. In comparison, the S&P 500® Utilities Index had an annualized total return during that period of 12.2%.

The table below compares the performance of your Fund to various market benchmarks. It is important to note that the composite and index returns referred to in this letter include no fees or expenses, whereas the Fund’s returns are net of expenses.

Total Return[1]
For the period indicated through April 30, 2016
	Six Months	One Year	Three Years (annualized)	Five Years (annualized)
DNP Select Income Fund Inc.
Market Value[2]	7.3%	2.3%	7.0%	9.1%
Net Asset Value[3]	11.8%	4.9%	7.8%	12.5%
Composite Index[4]	11.7%	12.2%	8.5%	11.2%
S&P 500® Utilities Index[4]	12.7%	13.7%	9.4%	12.2%
Barclays U.S. Utility Bond Index[4]	5.2%	3.3%	3.2%	6.0%

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of the period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total return on market value shown in the table. Source: Administrator of the Fund.
[3]	Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the Fund’s expenses (ratios detailed on page 15 of this report) reduce the Fund’s NAV, they are already reflected in the Fund’s total return on NAV shown in the table. NAV represents the underlying value of the Fund’s net assets, but the market price per share may be higher or lower than NAV. Source: Administrator of the Fund.

[4]	The Composite Index is a composite of the returns of the S&P 500® Utilities Index and the Barclays U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. The indices are calculated on a total return bases with dividends reinvested. Indices are unmanaged; their returns do not reflect any fees, expenses or sales charges; and they are not available for direct investment. Performance returns for the S&P 500® Utilities Index and Barclays U.S. Utility Bond Index were obtained from Bloomberg LP.

Update on Industry Fundamentals by the Portfolio Managers: Annually, the portfolio managers at the Fund’s investment adviser, Duff & Phelps Investment Management Co., make “state-of-the-industry” presentations to the Fund’s Board. Below are highlights of those presentations.

Electric Utility Industry Transformation Is Positive For Investors: The U.S. electricity grid is in the midst of a transformation that is functionally necessary and being mandated by regulatory authorities. These changes will require investment of a significant amount of capital, and we believe will provide the Fund with attractive opportunities for dividends and capital growth from regulated utilities.

The transformation of the electricity grid is being propelled by three primary drivers. The first and most inevitable driver is the need to replace aging plant and equipment. A significant portion of the existing grid was constructed and installed in the 1960s and 1970s. All three network functions — generation, transmission, and distribution — suffer from outdated and overused equipment and facilities.

The second driver is government policy on clean-air and environmental issues. This particularly impacts electricity generation. Federal limits on several types of smokestack pollutants and greenhouse gases (e.g., sulfur dioxide, nitrogen dioxide, mercury, and carbon dioxide) are significantly altering the mix of our sources of electricity generation, with coal plants on the decline and being replaced by renewables and natural gas-fired plants.

The final driver of the grid transformation is the significant advancement in power grid technologies. When compared to other industries, the electric utility industry had, for the most part, experienced limited technological innovation over most of the last 30, 40, or even 50 years. However, within the last 10 years or so, significant technological advances have been achieved in nearly every aspect of the production and delivery of electricity.

In our view, the ongoing electricity grid transformation places the regulated electric utilities in which the Fund invests within the sweet spot for potential returns. Many companies are making necessary, transparent, mandated and pre-approved capital expenditures that can be recovered from rate payers with minimum regulatory lag. Our biggest concern is that the rate hikes driven by capital expenditures may be too much of a good thing, which could potentially result in push back from regulators due to rate levels. It has been our experience that managements of most electric utility companies appear to be aware of these risks and are working closely with regulators to keep electricity rate increases at reasonable levels. Electric utilities appear to be on track to deliver safe, reliable and clean electricity to consumers while also providing visible, growing earnings and dividends to investors.

Gas Utilities Benefiting from Favorable Regulation and Acquisition Activity: Gas utilities have successfully maneuvered through a much warmer than normal winter. Heating degree days were significantly lower than normal, meaning that gas demand for heating was below average. Despite the mild winter, gas utility financial performance was still solid. Why? Over the past decade or so, the rates for many gas utilities have been reformulated to be based more on fixed charges and less dependent on delivered volumes. For instance, a company may have a weather normalization adjustment, so that revenues essentially track a “normal” winter, regardless of the actual winter weather. These types of rate mechanisms provide more revenue certainty for companies and bill certainty for customers by minimizing the volatility caused by weather.

A second development in the gas utility sector over the past several months has been acquisition activity. Three companies — AGL Resources, Piedmont Energy and Questar — have been the subject of bids from electric utilities: Southern Company, Duke Energy and Dominion Resources, respectively. In each case, a significant premium was offered to the shareholders of the gas utilities. As a result, the stock prices of remaining publicly-traded gas utilities have benefited from a “takeout” premium in recent months.

Going forward, we expect gas utilities to benefit fundamentally from capital expenditures they are making to replace aging cast iron pipe and other infrastructure and to enhance the safety of their distribution systems. These expenditures are multi-decade programs and enjoy strong regulatory support, giving investors reason to anticipate rate base growth, revenues, earnings and dividend prospects for many years to come.

Despite Recent Challenges, Midstream Energy Companies Still Offer Long-Term Growth Opportunities: After a very difficult 2015 and early 2016, our investments in midstream energy companies and master limited partnerships (MLPs) have seen an encouraging rebound. Throughout 2015, midstream energy companies and MLPs traded down significantly on the back of falling oil prices. Difficult equity and credit markets combined with heavy technical selling as hedge funds and closed-end funds de-levered further exacerbated stock price performance. Nevertheless, February 11, 2016 appears to have been the bottom for not only for oil, but also for midstream energy companies and MLPs. Since that time, oil has traded from the mid $20s to the mid $40s per barrel while MLPs (as measured by the Alerian MLP Index) have risen roughly 50%.

Midstream energy companies and MLPs are still down significantly from their highs, and it will likely be a long road back. Given lower commodity prices, capital expenditures are being curtailed significantly, and many regions remain overbuilt. Nevertheless, we have a positive outlook for our portfolio and the long-term opportunities for growth. We believe we own a high quality group of midstream energy companies and MLPs. We expect many of these companies to continue to benefit from the size and breadth of their operations and to enjoy a competitive advantage in a weaker market. Additionally, many of the MLPs have strong general partners and will benefit from a robust pipeline of assets that can be contributed to the MLPs, thereby allowing them to still generate growth even in a period of lower capital expenditures.

In the long run, we also have a positive outlook for oil and gas markets and the role the U.S. will play in helping to meet global demand. Oil markets are just getting back into equilibrium after a period of excess supply. Nevertheless, we are likely to see the pendulum swing the other way over the coming years due to continued robust global demand and the effects of the significant curtailment of investment in new oil projects. As the global oil market looks for new supply and prices continue to push up, we think the U.S. and its ample shale reserves will be ideally positioned to meet these growing needs. Higher U.S. production will require renewed investment which will benefit the midstream energy companies and the MLPs.

Telecommunications Companies Change With The Times: The telecommunications industry continues to be dynamic, experiencing both technological and structural changes. We have seen a significant shift from landline to wireless, primarily driven by the widespread deployment of fourth generation wireless technology commonly referred to as 4G LTE. Since the introduction of the first Apple iPhone less than 10 years ago, smartphone penetration in the U.S. has skyrocketed and is now estimated to be greater than the penetration of fixed line high speed broadband. Faster speeds on smartphones and tablets has allowed for more video viewing on mobile devices. Subscribers are demanding access to content anytime, anywhere.

This changing communications landscape has required companies to make major strategic decisions. Sometimes that means transformational acquisitions; other times it means changing the way services are delivered to customers. The industry has historically been an active participant in mergers and acquisitions. We do not see that changing, but the targets may be different. Content and social media are becoming more important, and network operators are looking for acquisitions to expand their access to content.

Because content is being consumed in non-traditional ways, the ability to deliver content across multiple platforms is critical. It is also clear that network quality matters, meaning a more densely built wireless network and additional deployment of fiber. Generally, these trends play into the hands of the incumbents, which comprise the majority of the Fund’s telecommunications holdings. We believe these companies are strategically well positioned, financially sound, and provide attractive income to shareholders.

Annual Shareholder Meeting: The annual meeting of the Fund’s shareholders was held on March 15, 2016. At that meeting, holders of the Fund’s common stock reelected Philip R. McLoughlin and Nathan I. Partain as directors of DNP. Holders of the Fund’s preferred stock reelected Robert J. Genetski as a director of DNP.

Board of Directors Meeting: At the regular March 2016 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
6.5	April 29	May 10
6.5	May 31	June 10
6.5	June 30	July 11

At the regular June 2016 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
6.5	July 29	August 10
6.5	August 31	September 12
6.5	September 30	October 11

Also at the June 2016 Board of Directors meeting, the Board elected Clifford W. Hoffman as a director of the Fund for a term ending in 2018, to fill the vacancy created by the resignation of Stewart E. Conner. Mr. Hoffman is a retired partner from Deloitte & Touche LLP.

About Your Fund: The Fund seeks to achieve its investment objectives by investing primarily in the public utility industry. Under normal market conditions, more than 65% of the Fund’s total assets are invested in a diversified portfolio of equity and fixed income securities of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telephone services. The Fund does not currently use derivatives and has no investments in complex or structured investment vehicles.

The Fund seeks to provide investors with a stable monthly dividend that is primarily derived from current fiscal year earnings and profits. The Investment Company Act of 1940 and related SEC rules generally prohibit investment companies from distributing long-term capital gains more often than once in a twelve–month period. However, in 2008, the SEC granted the Fund’s request for exemptive relief from that prohibition, and the Fund is now permitted, subject to certain conditions, to make periodic distributions of long-term capital gains as frequently as twelve times a year. In connection with the exemptive relief, in February 2008 the Board of Directors reaffirmed the current 6.5 cent per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan (MDP). The Board reviews the operation of the MDP on a quarterly basis, with the most recent review having been conducted in June 2016, and retains an independent consultant to review the plan annually. The MDP is described on the inside front cover of this report and in a Question and Answer format on the Fund’s website, www.dnpselectincome.com.

The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. As of April 30, 2016, the Fund's leverage consisted of $300 million of preferred stock and $700 million of debt. On that date the total amount of leverage represented approximately 28% of the Fund’s total assets. The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the Fund. There is no assurance that this will continue to be the case in the future. A decline in the difference between short-term and long-term rates could have an adverse effect on the income provided from leverage. If the Fund were to conclude that the use of leverage was likely to cease being beneficial, it could modify the amount and type of leverage it uses or eliminate the use of leverage entirely.

Along with the influence on the income provided from leverage, the level of interest rates can be a primary driver of bond returns, including the return on your Fund’s fixed income investments. For example, an extended environment of historically low interest rates adds an element of reinvestment risk, since the proceeds of maturing bonds may need to be reinvested in lower yielding securities. Alternatively, a sudden or unexpected rise in interest rates would likely reduce the total return of fixed income investments, since higher interest rates could be expected to depress the valuations of fixed rate bonds held in a portfolio.

Maturity and duration are measures of the sensitivity of a fund’s fixed income investments to changes in interest rates. More specifically, duration refers to the percentage change in a bond’s price for a given change in rates (typically +/- 100 basis points). In general, the greater the average maturity and duration of a portfolio, the greater is the potential percentage price volatility for a given change in interest rates. As of April 30, 2016, your Fund’s fixed income investments had an average maturity of 6.2 years and duration of 4.4 years, while the Barclays U.S. Utility Bond Index had an average maturity of 14.7 years and duration of 9.6 years.

As a practical matter, it is not possible for your Fund’s fixed income investments to be completely insulated from unexpected moves in interest rates. However, Fund management believes that over the long term the conservative distribution of fixed income investments along the yield curve positions your Fund to take advantage of future opportunities while limiting volatility to some degree.

Automatic Distribution Reinvestment Plan and Direct Deposit Service: The Fund has a distribution reinvestment plan available as a benefit to all registered common shareholders and also offers direct deposit service through electronic funds transfer to all registered common shareholders currently receiving a monthly distribution check. These services are offered through Computershare. For more information and/or an authorization form on automatic distribution reinvestment or direct deposit, please contact Computershare (1.877.381.2537 or www.computershare.com/investor). Information on these services is also available on the Fund’s website at the address noted below.

Visit us on the Web: You can obtain the most recent shareholder financial reports and distribution information at our website, www.dnpselectincome.com.

We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Nathan I. Partain, CFA
Director, President, and
Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS
April 30, 2016
(Unaudited)

Shares	Description	Value (Note 2)
COMMON STOCKS & MLP INTERESTS—117.3%
	■ ELECTRIC, GAS AND WATER—77.5%
1,500,000	Alliant Energy Corp.(a)	$105,780,000
1,800,000	Ameren Corp.(a)	86,400,000
900,000	American Electric Power
	Company, Inc.	57,150,000
1,000,000	American Water
	Works Co.	72,760,000
500,000	Atmos Energy Corp.	36,275,000
1,000,000	Black Hills Corp.	60,590,000
3,071,300	CenterPoint
	Energy Inc.(a)(b)	65,879,385
2,500,000	CMS Energy Corp.(a)	101,700,000
1,000,000	DTE Energy Co.(a)(b)	89,160,000
1,000,000	Edison International	70,710,000
1,800,000	Eversource Energy(a)(b)	101,592,000
2,500,000	Great Plains
	Energy Inc.(a)	78,075,000
1,000,000	NextEra Energy, Inc.(a)(b)	117,580,000
1,900,000	NiSource Inc.	43,149,000
800,000	Northwest Natural
	Gas Co.	41,232,000
2,300,000	OGE Energy Corp.	68,057,000
1,000,000	Piedmont Natural
	Gas Co.	59,800,000
1,000,000	Pinnacle West
	Capital Corp.	72,650,000
1,800,000	Public Service Enterprise
	Group Inc.(a)	83,034,000
900,000	Sempra Energy(a)(b)	93,015,000
1,500,000	Southern Co.(a)	75,150,000
700,000	Spire Inc.	44,772,000
1,500,000	Vectren Corp.(a)	73,275,000
1,500,000	WEC Energy
	Group, Inc.(a)	87,315,000
2,000,000	Westar Energy, Inc.(a)	103,220,000
1,000,000	WGL Holdings Inc.(a)	67,890,000
2,000,000	Xcel Energy Inc.(a)(b)	80,060,000
		2,036,270,385

Shares	Description	Value (Note 2)
	■ OIL & GAS STORAGE, TRANSPORTATION AND PRODUCTION—24.6%
560,000	Antero Midstream
	Partners LP	$14,302,400
2,500,000	Columbia Pipeline
	Group, Inc.	64,050,000
620,000	Columbia Pipeline
	Partners LP	9,008,600
417,000	DCP Midstream
	Partners LP	13,623,390
359,800	Dominion Midstream
	Partners, LP	12,067,692
534,000	Enbridge Energy
	Partners LP	11,555,760
1,600,000	Enbridge Inc. (Canada)(a)	66,464,000
780,532	Energy Transfer
	Equity LP	9,702,013
463,911	Energy Transfer
	Partners LP	16,436,367
680,000	EnLink Midstream
	Partners LP	9,574,400
941,000	Enterprise Products
	Partners LP	25,115,290
315,000	EQT GP Holdings, LP	8,334,900
236,000	EQT Midstream
	Partners LP	18,712,440
605,000	GasLog Partners LP
	(Marshall Islands)	10,835,550
407,000	Genesis Energy LP	13,194,940
1,900,526	Kinder Morgan Inc.(a)	33,753,342
350,090	Magellan Midstream
	Partners LP	25,230,986
432,185	MPLX LP	13,912,035
180,000	NuStar Energy LP	9,079,200
120,000	Phillips 66 Partners LP	6,868,800
475,610	Plains All American
	Pipeline LP	10,910,493
640,000	Plains GP Holdings,
	LP Class A	6,336,000
480,625	Shell Midstream
	Partners LP	18,153,206
1,915,000	Spectra Energy Corp.(a)	59,882,050

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2016
(Unaudited)

Shares	Description	Value (Note 2)
569,000	Sunoco Logistics
	Partners LP	$16,660,320
380,000	Tallgrass Energy GP, LP	7,915,400
500,000	Tallgrass Energy
	Partners LP	20,550,000
435,120	Targa Resources Corp.	17,604,955
352,229	Tesoro Logistics LP	16,287,069
1,000,000	TransCanada Corp.
	(Canada)(a)	41,490,000
307,440	Valero Energy
	Partners LP	14,661,814
366,460	Westlake Chemical
	Partners LP	7,014,044
327,000	Western Gas Partners LP	15,977,220
		645,264,676
	■ TELECOMMUNICATIONS—15.2%
2,000,000	AT&T Inc.(a)(b)	77,640,000
939,200	BCE Inc. (Canada)(a)	44,057,872
800,000	CenturyLink Inc.	24,760,000
800,000	Communications Sales
	& Leasing, Inc.	18,584,000
630,000	Crown Castle
	International Corp.	54,734,400
3,518,491	Frontier Communications
	Corp.(a)	19,562,810
1,000,000	Orange SA (France)	16,584,660
1,094,800	Telus Corp. (Canada)	34,768,597
1,510,089	Verizon Communications
	Inc.(a)(b)	76,923,934
782,200	Vodafone Group Plc ADR
	(United Kingdom)	25,609,228
666,666	Windstream
	Holdings, Inc.	5,786,661
		399,012,162
	Total Common Stocks &
	MLP Interests
	(Cost $2,381,038,653)	3,080,547,223

Shares	Description	Value (Note 2)
PREFERRED STOCKS—1.7%
	■ UTILITY—0.1%
50,000	Exelon Corp. 6½%,
	due 6/01/17	$2,423,000
		2,423,000
	■ NON-UTILITY—1.6%
600,000	Realty Income Corp.
	6⅝% Series F Perpetual	15,648,000
400,000	Regency Centers Corp.
	6⅝% Series 6 Perpetual	10,448,000
234,900	Vornado Realty Trust
	6⅝% Series G Perpetual	6,053,373
350,000	Vornado Realty Trust
	6⅝% Series I Perpetual	9,058,000
		41,207,373
	Total Preferred Stocks
	(Cost $41,036,811)	43,630,373

Par Value
BONDS—17.7%
	■ ELECTRIC, GAS AND WATER—9.3%
$22,000,000	Arizona Public Service Co.
	6⅞%, due 8/01/36(a)(b)	29,549,564
10,450,000	Atmos Energy Corp. 8½%,
	due 3/15/19(a)(b)	12,353,990
11,000,000	Cleveland Electric
	Illuminating Co. 8⅞%,
	due 11/15/18(a)(b)	12,946,384
6,750,000	Commonwealth Edison
	Company 6.95%, due
	7/15/18(a)	7,456,388
15,305,000	Consolidated Edison Co.
	of New York 7⅛%,
	due 12/01/18(a)(b)	17,459,194
9,354,000	Dominion Resources, Inc.
	6.40%, due 6/15/18(a)(b)	10,224,118

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2016
(Unaudited)

Par Value	Description	Value (Note 2)
$10,000,000	DPL Capital Trust II 8⅛%,
	due 9/01/31	$10,479,740
20,000,000	Entergy Texas Inc. 7⅛%,
	due 2/01/19(a)(b)	22,670,300
14,376,000	Exelon Generation Co. LLC
	6.20%, due 10/01/17(a)(b)	15,273,105
10,000,000	Georgia Power Co. 5.70%,
	due 6/01/17(a)	10,471,040
10,618,000	Indiana Michigan Power Co.
	7.00%, due 3/15/19(a)(b)	12,009,839
5,000,000	Metropolitan Edison Co.
	7.70%, due 1/15/19(a)	5,674,230
12,000,000	National Fuel Gas Co. 8¾%,
	due 5/01/19(a)	13,583,436
3,350,000	Nevada Power Co. 7⅛%,
	due 3/15/19	3,864,600
10,345,000	Oncor Electric Delivery
	Co. LLC 7.00%, due
	9/01/22(a)	12,963,506
14,000,000	Progress Energy Inc. 7.05%,
	due 3/15/19(a)(b)	15,929,760
5,130,000	Public Service New Mexico
	7½%, due 8/01/18(a)	5,706,109
15,169,000	Sempra Energy 6½%,
	due 6/01/16(a)(b)	15,231,906
5,000,000	Sempra Energy 6.15%,
	due 6/15/18	5,446,460
5,000,000	Talen Energy Supply, LLC
	6½%, due 5/01/18	5,150,000
		244,443,669
	■ OIL & GAS STORAGE, TRANSPORTATION AND PRODUCTION—4.6%
6,488,000	Energy Transfer Partners
	7.60%, due 2/01/24	7,099,131
8,850,000	Energy Transfer Partners
	8¼%, due 11/15/29	10,459,390

Par Value	Description	Value (Note 2)
$5,000,000	Enterprise Products
	Operating LLC
	6½%, due 1/31/19	$5,582,140
12,826,000	EQT Corp. 8⅛%,
	due 6/01/19(a)(b)	14,076,830
8,030,000	Kinder Morgan, Inc. 6.85%,
	due 2/15/20	8,868,051
14,445,000	Magellan Midstream
	Partners, LP 6.40%,
	due 7/15/18(a)(b)	15,723,541
11,000,000	ONEOK, Inc. 6.00%,
	due 6/15/35	8,827,500
9,000,000	ONEOK Partners, LP 8⅝%,
	due 3/01/19	10,038,924
12,940,000	Spectra Energy Capital, LLC
	6.20%, due 4/15/18(a)	13,682,652
2,615,000	Spectra Energy Capital, LLC
	6¾%, due 7/15/18	2,769,076
9,140,000	TransCanada PipeLines Ltd.
	(Canada) 7⅛%,
	due 1/15/19(a)	10,272,199
14,380,000	Williams Partners, LP 7¼%,
	due 2/01/17(a)(b)	14,824,687
		122,224,121
	■ TELECOMMUNICATIONS—3.4%
10,000,000	BellSouth Capital
	Funding Corp. 7⅞%,
	due 2/15/30(a)(b)	12,444,940
15,000,000	CenturyLink Inc. 6⅞%,
	due 1/15/28	12,900,000
5,900,000	Comcast Corp. 7.05%,
	due 3/15/33	8,152,172
15,000,000	Koninklijke KPN NV
	(Netherlands) 8⅜%,
	due 10/01/30(a)(b)	20,269,620
5,000,000	TCI Communications Inc.
	7⅛%, due 2/15/28	6,774,930

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2016
(Unaudited)

Par Value	Description	Value (Note 2)
$15,500,000	Verizon Global Funding
	Corp. 7¾%, due
	12/01/30	$21,422,690
5,000,000	Vodafone Group Plc
	(United Kingdom) 7⅞%,
	due 2/15/30	6,580,550
		88,544,902

Par Value	Description	Value (Note 2)
	■ NON-UTILITY—0.4%
$8,000,000	Dayton Hudson Corp. 9⅞%,
	due 7/01/20(a)	$10,208,840
		10,208,840
	Total Bonds
	(Cost $431,214,083)	$465,421,532

TOTAL INVESTMENTS—136.7% (Cost $2,853,289,547)	3,589,599,128
Borrowings—(26.6)%	(700,000,000)
Other assets less liabilities—(10.1)%	(264,204,697)
NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$2,625,394,431

(a)	All or a portion of this security has been pledged as collateral for borrowings and made available for loan.
(b)	All or a portion of this security has been loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2016
(Unaudited)

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2016:

	Level 1	Level 2
Common stocks & MLP interests	$3,080,547,223	—
Preferred stocks	43,630,373	—
Bonds	—	$465,421,532
Total	$3,124,177,596	$465,421,532

There were no Level 3 priced securities held and there were no transfers between Level 1 and Level 2 related to securities held at April 30, 2016.

*	Percentages are based on total investments rather than total net assets applicable to common stock and include securities pledged as collateral for the Fund’s credit facility.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2016
(Unaudited)

ASSETS:
Investments at value (cost $2,853,289,547) including $573,553,119 of securities loaned	$3,589,599,128
Cash	38,374,933
Receivables:
Securities sold	11,448,644
Interest	8,193,849
Dividends	9,174,071
Securities lending income	1,677
Prepaid expenses	274,833
Total assets	3,657,067,135

LIABILITIES:
Borrowings (Note 7)	700,000,000
Dividends payable on common stock	18,316,010
Payable for securities purchased	13,378,324
Investment advisory fee (Note 3)	1,600,397
Administrative fee (Note 3)	377,456
Interest payable on floating rate mandatory redeemable preferred shares (Note 6)	666,775
Accrued expenses	253,008
Floating rate mandatory redeemable preferred shares (liquidation preference
$300,000,000, net of deferred offering costs of $2,919,266) (Note 6)	297,080,734
Total liabilities	1,031,672,704
NET ASSETS APPLICABLE TO COMMON STOCK	$2,625,394,431

CAPITAL:
Common stock ($0.001 par value per share; 300,000,000 shares authorized and
281,784,776 shares issued and outstanding)	$281,785
Additional paid-in capital	1,948,187,061
Accumulated net realized gain on investments	52,959,167
Distributions in excess of net investment income	(112,324,987)
Net unrealized appreciation on investments and foreign currency translation	736,291,405
Net assets applicable to common stock	$2,625,394,431

NET ASSET VALUE PER SHARE OF COMMON STOCK	$9.32

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF OPERATIONS
For the six months ended
April 30, 2016
(Unaudited)

INVESTMENT INCOME:
Interest	$12,144,626
Dividends (less foreign withholding tax of $585,024)	64,316,018
Less return of capital distributions (Note 2)	(12,341,577)
Securities lending income, net	170,598
Total investment income	64,289,665
EXPENSES:
Investment advisory fees (Note 3)	9,179,648
Interest expense and fees on borrowings (Note 7)	5,023,300
Interest expense and amortization of deferred offering costs on preferred
shares (Note 6)	4,221,943
Administrative fees (Note 3)	2,184,017
Reports to shareholders	458,800
Directors’ fees (Note 3)	199,299
Professional fees	186,100
Custodian fees	182,000
Transfer agent fees	154,700
Other expenses	263,558
Total expenses	22,053,365
Net investment income	42,236,300

REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	55,529,888
Net change in unrealized appreciation (depreciation) on investments
and foreign currency translation	178,969,875
Net realized and unrealized gain	234,499,763
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON
STOCK RESULTING FROM OPERATIONS	$276,736,063

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended April 30, 2016 (Unaudited)		For the year ended October 31, 2015
OPERATIONS:
Net investment income	$42,236,300		$80,181,952
Net realized gain	55,529,888		110,960,706
Net change in unrealized appreciation (depreciation)	178,969,875		(389,981,327)
Net increase (decrease) in net assets applicable to
common stock resulting from operations	276,736,063		(198,838,669)
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(42,236,300	)*	(99,604,911)
In excess of net investment income	(67,342,490	)*	—
Net realized gain	—	*	(95,170,055)
Return of capital	—	*	(22,140,960)
Decrease in net assets from distributions to common
stockholders (Note 5)	(109,578,790)		(216,915,926)

CAPITAL STOCK TRANSACTIONS:
Shares issued to common stockholders from dividend reinvestment
of 1,995,392 and 3,603,783 shares, respectively	17,987,244		35,426,549
Net increase in net assets derived from capital share transactions	17,987,244		35,426,549
Total increase (decrease) in net assets	185,144,517		(380,328,046)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of period	2,440,249,914		2,820,577,960
End of period (including distributions in excess of net
investment income of $112,324,987 and $47,551,535, respectively)	$2,625,394,431		$2,440,249,914

*	Allocations to net investment income, net realized gain and/or return of capital will be determined at fiscal year end.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF CASH FLOWS
For the six months ended
April 30, 2016
(Unaudited)

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Interest received	$15,897,357
Income dividends received	51,208,580
Return of capital distributions on investments	11,166,612
Securities lending income, net	170,615
Interest paid on borrowings	(5,005,563)
Interest paid on floating rate mandatory redeemable preferred shares	(3,827,852)
Expenses paid	(12,965,213)
Purchase of investment securities	(318,656,564)
Proceeds from sales and maturities of investment securities	350,743,542
Net cash provided by operating activities		$88,731,514
Cash flows provided by (used in) financing activities:
Distributions paid	(109,449,089)
Proceeds from issuance of common stock under dividend
reinvestment plan	17,987,244
Net cash used in financing activities		(91,461,845)
Net decrease in cash and cash equivalents		(2,730,331)
Cash and cash equivalents—beginning of period		41,105,264
Cash and cash equivalents—end of period		$38,374,933
Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:
Net increase in net assets resulting from operations		$276,736,063
Purchase of investment securities	(318,656,564)
Proceeds from sales and maturities of investment securities	350,743,542
Net realized gain on investments	(55,529,888)
Net change in unrealized (appreciation) depreciation on investments	(178,969,875)
Net amortization and accretion of premiums and discounts
on debt securities	3,416,111
Return of capital distributions on investments	11,166,612
Amortization of deferred offering costs	338,920
Decrease in interest receivable	336,620
Increase in dividends receivable	(765,861)
Increase in interest payable on floating rate mandatory
redeemable preferred shares	55,171
Decrease in accrued expenses	(139,355)
Decrease in other receivable	18
Total adjustments		(188,004,549)
Net cash provided by operating activities		$88,731,514

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

     The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the six months ended April 30, 2016	For the year ended October 31,	For the year ended October 31,	For the ten months ended October 31,	For the year ended December 31,
PER SHARE DATA:	(Unaudited)	2015	2014	2013	2012	2011	2010
Net asset value:
Beginning of period	$8.72	$10.21	$8.98	$8.23	$8.33	$7.50	$7.23
Net investment income	0.15	0.29	0.35	0.27	0.48	0.45	0.54
Net realized and unrealized
gain (loss)	0.84	(1.00)	1.66	1.13	0.21	1.17	0.52
Dividends on auction preferred
stock from net investment
income(1)	—	—	—	—	(0.02)	(0.01)	(0.01)
Benefit to common stockholders
from tender offer for
preferred stock	—	—	—	—	0.01	—	—
Net increase (decrease) from
investment operations
applicable to common stock	0.99	(0.71)	2.01	1.40	0.68	1.61	1.05
Distributions on common stock:
Net investment income	(0.15)	(0.35)	(0.39)	(0.30)	(0.44)	(0.66)	(0.67)
In excess of net investment
income	(0.24)	—	—	—	—	—	—
Net realized gain	—	(0.34)	(0.30)	(0.33)	(0.28)	(0.09)	—
Return of capital	—	(0.09)	(0.09)	(0.02)	(0.06)	(0.03)	(0.11)
Total distributions	(0.39)	(0.78)	(0.78)	(0.65)	(0.78)	(0.78)	(0.78)
Net asset value:
End of period	$9.32	$8.72	$10.21	$8.98	$8.23	$8.33	$7.50
Per share market value:
End of period	$10.05	$9.77	$10.47	$9.70	$9.47	$10.92	$9.14
RATIOS TO AVERAGE NET
ASSETS APPLICABLE
TO COMMON STOCK:
Operating expenses	1.82%*	1.60%	1.60%	1.55%*	1.77%	1.95%	2.20%
Operating expenses, without
leverage	1.05%*	1.05%	1.05%	1.07%*	1.18%	1.21%	1.34%
Net investment income	3.48%*	3.67%	3.67%	3.58%*	5.03%	5.24%	6.25%
SUPPLEMENTAL DATA:
Total return on market value(2)	7.34%	1.09%	17.05%	9.69%	(6.17)%	29.60%	11.35%
Total return on net asset value(2)	11.75%	(7.17)%	23.37%	17.35%	8.53%	22.54%	15.65%
Portfolio turnover rate	10%	15%	16%	10%	14%	13%	20%
Asset coverage ratio on
borrowings, end of period	518%	492%	546%	400%	374%	502%	465%
Asset coverage ratio on
preferred stock, end of period	975%	913%	1,040%	1,872%	1,706%	604%	548%
Net assets applicable to
common stock, end of
period (000’s omitted)	$2,625,394	$2,440,250	$2,820,578	$2,448,236	$2,219,458	$2,013,929	$1,791,273

*	Annualized
(1)	The auction preferred stock was fully redeemed in 2012.
(2)	Total return on market value assumes a purchase of common stock at the opening market price on the first day and a sale at the closing market price on the last day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 2016
(Unaudited)

Note 1. Organization:

DNP Select Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective. In 2013, the Fund changed its fiscal year end to October 31 from December 31.

Note 2. Significant Accounting Policies:

The following are the significant accounting policies of the Fund:

A. Investment Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the valuation date, then the security is valued at the mean of the bid and ask prices, in each case using valuation data provided by an independent pricing service, and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. If there was no sale on the valuation date, then the security is valued at the mean of the closing bid and ask prices of the exchange representing the principal market for such securities. Debt securities are valued at the mean of the bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

B. Investment Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Discounts and premiums on securities are amortized or accreted over the lives of the respective securities for financial reporting purposes. Discounts and premiums are not amortized or accreted for tax purposes.

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments (i.e., a return of capital). The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the six months ended April 30, 2016, the Fund estimated that 100% of the MLP distributions would be treated as a return of capital.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
April 30, 2016
(Unaudited)

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for Federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns filed for the tax years 2012 to 2015 are subject to review.

D. Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements:

A. Adviser and Administrator: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”) an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), to provide professional investment management services for the Fund and has an Administration Agreement with J. J. B. Hilliard, W. L. Lyons, LLC (the “Administrator”) to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of 0.60% of the Average Weekly Managed Assets of the Fund up to $1.5 billion and 0.50% of Average Weekly Managed Assets in excess thereof. The Administrator receives a quarterly fee at annual rates of 0.20% of Average Weekly Managed Assets up to $1 billion, and 0.10% of Average Weekly Managed Assets over $1 billion. For purposes of the foregoing calculations, “Average Weekly Managed Assets” is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Directors: The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the six months ended April 30, 2016 were $199,299.

C. Affiliated Shareholder: At April 30, 2016, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 201,870 shares of the Fund, which represent 0.07% of the shares of common stock outstanding. These shares may be sold at any time.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
April 30, 2016
(Unaudited)

Note 4. Investment Transactions:

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2016 were $332,034,888 and $362,192,186, respectively.

Note 5. Distributions and Tax Information:

At October 31, 2015, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$2,871,071,571	$720,435,867	$(191,845,288)	$528,590,579

The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is primarily attributable to MLP earnings and basis adjustments, the tax deferral of wash sales losses, the accretion of market discount and amortization of premiums and alternative tax treatment of certain securities.

The Fund declares and pays monthly dividends on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a Managed Distribution Plan) consistent with the Fund’s primary investment objective of current income. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the $0.065 per common share distribution level. The amount and timing of distributions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

The tax character of distributions to common shareholders during the years ended October 31, 2015 and 2014 was as follows:

Distributions paid from:	10/31/15	10/31/14
Ordinary income	$99,370,666	$109,816,279
Long-term capital gains	95,170,055	79,463,829
Return of capital	22,140,960	24,619,257
Total distributions	$216,681,681	$213,899,365

The tax character of distributions paid in 2016 will be determined at the Fund’s fiscal year end, October 31, 2016.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
April 30, 2016
(Unaudited)

Note 6. Floating Rate Mandatory Redeemable Preferred Shares:

In 2014, the Fund issued 3,000 Floating Rate Mandatory Redeemable Preferred Shares (“MRP Shares”) in four series each with a liquidation preference of $100,000 per share. Proceeds from the issuances were used to redeem all of the remaining outstanding RP shares and to reduce the size of the Fund’s credit facility.

Key terms of each series of MRP Shares at April 30, 2016 are as follows:

Series	Shares Outstanding	Liquidation Preference	Quarterly Rate Reset	Rate	Mandatory Redemption Date
A	1,320	$132,000,000	3M LIBOR +2.00%	2.63%	4/1/2019
B	600	60,000,000	3M LIBOR +2.05%	2.68%	4/1/2021
C	750	75,000,000	3M LIBOR +2.15%	2.78%	4/1/2024
D	330	33,000,000	3M LIBOR +1.95%	2.58%	4/1/2021
	3,000	$300,000,000

The Fund incurred costs in connection with the issuance of the MRP Shares. These cost were recorded as a deferred charge and are being amortized over the respective life of each series of MRP Shares. Amortization of these deferred offering costs of $338,920 is included under the caption “Interest expense and amortization of deferred offering costs on preferred shares” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the MRP Shares under the caption “Floating rate mandatory redeemable preferred shares” on the Statement of Assets and Liabilities.

Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date which is the last day of each of March, June, September and December.

MRP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium (which varies based on the date of redemption). The fair value of the MRP Shares is estimated to be their liquidation preference. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders and could trigger the mandatory redemption of the MRP Shares at liquidation value.

In general, the holders of the MRP Shares and of the Common Stock have equal voting rights of one vote per share. The holders of the MRP Shares are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the MRP Shares and the Common Stock.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
April 30, 2016
(Unaudited)

Note 7. Borrowings:

The Fund has a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash up to a limit of $700,000,000. Borrowings under the Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). The Fund expressly grants the Bank the right to re-register the Hypothecated Securities in its own name or in another name other than the Fund’s and to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Hypothecated Securities. Interest is charged at 3 month LIBOR (London Inter-bank Offered Rate) plus an additional percentage rate of 0.85% on the amount borrowed. A commitment fee of 0.60% on any undrawn balance is also paid and is included in interest expense and fees on the Statement of Operations. The Bank has the ability to require repayment of the Facility upon six months notice or following an event of default. In addition, the Bank has the ability to require repayment upon 29 days’ notice conditioned on a three-notch or greater decline in the Bank’s long-term credit rating. For the six months ended April 30, 2016, the average daily borrowings under the Facility and the weighted daily average interest rate were $700,000,000 and 1.42%, respectively. As of April 30, 2016, the amount of such outstanding borrowings was $700,000,000 and the applicable interest rate was 1.49%.

Effective June 15, 2016, certain terms of the Facility have been amended. From and after that date, the commitment fee on any undrawn balance is 0.90%, interest is charged at 3 month LIBOR plus an additional percentage rate of 1.15% and the time period for notice to require repayment of the Facility is 179 days. In addition, the Bank will no longer have the ability to require repayment of the Facility upon 29 days’ notice following a three-notch decline in the Bank’s credit rating.

The Bank has the ability to borrow the Hypothecated Securities (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with any borrowing of Rehypothecated Securities. The fee is computed daily based on a percentage of the difference between the fair market rate as determined by the Bank and the Fed Funds Open and is paid monthly. The Fund can designate any Hypothecated Security as ineligible for rehypothecation and can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. The Fund is entitled to receive an amount equal to any and all interest, dividends or distributions paid or distributed with respect to any Hypothecated Security on the payment date. At April 30, 2016, Hypothecated Securities under the Facility had a market value of $1,841,383,106 and Rehypothecated Securities had a market value of $575,553,119. If at the close of any business day, the value of all outstanding Rehypothecated Securities exceeds the value of the Fund’s borrowings, the Bank shall promptly, at its option, either reduce the amount of the outstanding Rehypothecated Securities or deliver an amount of cash at least equal to the excess amount.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
April 30, 2016
(Unaudited)

Note 8. Indemnifications:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 9. Subsequent Events:

On June 14, 2016, the executive committee of the board of directors authorized the issuance of $300 million fixed rate senior secured notes with maturities of seven and ten years. The final terms and settlement of these issuances is expected to take place within the next month. These senior secured notes rank pari passu with the Facility of the Fund. Proceeds from the issuance of these senior secured notes will be used to reduce the borrowings under the Facility.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of three Independent Directors (since expanded to include all of the Independent Directors) and acts under a written charter that was most recently amended on May 11, 2011. A copy of the charter is available on the Fund’s website at www.dnpselectincome.com and in print to any shareholder, upon request.

The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement.

     In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of multiple forms of leverage (preferred stock and borrowings under a credit facility) and the rehypothecation of portfolio securities pledged under the credit facility, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Contracts Committee reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Contracts Committee utilized a report from Broadridge Financial Services Inc. (“Broadridge”), an independent provider of investment company data. As reported by Broadridge, the Fund’s net asset value (“NAV”)

total return ranked in the first quintile among all leveraged closed-end equity funds categorized by Broadridge as utility funds for the 10-year period ended June 30, 2015 and performed above median for the 3- and 5-year periods ended June 30, 2015, while noting that it performed below the median for the 1-year period ended June 30, 2015. According to data provided by the Adviser, the Fund’s NAV total return also outperformed a composite of the Dow Jones Utility Index and the Barclays U.S. Utility Bond Index, and a composite of the S&P 500 Utilities Index and the Barclays U.S. Utility Bond Index, each calculated to reflect the relative weights of the Fund’s equity and bond portfolios, for the 3- and 5-year periods ended June 30, 2015, while trailing those same composite indexes over the 1-year period ended June 30, 2015. The Contracts Committee also considered that since current income is one of the Fund’s primary objectives, one of the best measures of the Adviser’s performance is the fact that the Fund has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997, and that the Fund’s annualized distribution rate of 7.72% as of June 30, 2015 compares favorably with the 3.75% dividend yield of the S&P Utilities Index, while considering that the Fund’s distribution rate contains a component of return of capital. The Contracts Committee noted that the Fund’s managed distribution plan provides for the Fund to distribute all available investment income to shareholders and, if sufficient investment income is not available on a monthly basis, to distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share monthly distribution level. Additionally, the Contracts Committee considered the fact that over a 10-year period ended June 30, 2015, the Fund’s common stock has traded at a premium to NAV over 96% of the time (even though most closed-end funds trade at a discount to NAV) as further evidence of the Adviser’s successful management of the Fund’s investment portfolio.

Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Broadridge to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other comparable funds selected by Broadridge (the “Broadridge expense group”). The Contracts Committee reviewed, among other things, information provided by Broadridge comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Broadridge expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was lower than the median of its Broadridge expense group; (ii) the actual total expense rate was equal to the median of its Broadridge expense group on a total asset basis, but was above the median on the basis of assets attributable to common stock; and (iii) the actual management fee rate was lower than the median of its Broadridge expense group on a total asset basis and on the basis of assets attributable to common stock.

The Adviser also furnished the Contracts Committee with copies of its financial statements, and the financial statements of its parent company, Virtus Investment Partners, Inc. The Adviser also provided information regarding the revenue and expenses related to its management of the Fund. In reviewing those financial statements and other materials, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee noted the breakpoints whereby the advisory fee is reduced at higher asset levels and concluded that any economies of scale are being shared between Fund shareholders and the Adviser in an appropriate manner.

Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to its standard fee schedule for investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is comparable to the Adviser’s standard fee schedule at certain asset levels. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of different forms of financial leverage and respond to changes in the financial markets and regulatory environment that could affect the amount and type of the Fund’s leverage and (7) respond to unanticipated issues in the financial markets or regulatory environment that can impact the Fund. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that the management fees charged to the Fund are reasonable compared to those charged to other clients of the Adviser, when the nature and scope of the services provided to the Funds are taken into account. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund, including brokerage and soft dollar arrangements. In this regard, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes, that the Adviser does not use third-party soft dollar arrangements and that the Adviser has continued to seek opportunities to reduce brokerage costs borne by the Fund.

Conclusion. Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending March 1, 2017. On December 18, 2015, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending March 1, 2017.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website www.dnpselectincome.com or on the SEC’s website www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.dnpselectincome.com or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.dnpselectincome.com.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on March 15, 2016. The following is a description of each matter voted upon at the meeting and the number of votes cast on each matter:

		Shares Voted For	Shares Withheld
1.	Election of directors*
	Directors elected by the holders of the Fund’s common stock to serve until the Annual Meeting in the year 2019 or until their successors are duly elected and qualified:
Philip R. McLoughlin		219,732,373	4,852,797
Nathan I. Partain		219,883,811	4,701,359

	Director elected by the holders of the Fund’s preferred stock to serve until the Annual Meeting in the year 2019 or until his successor is duly elected and qualified:
Robert J. Genetski		2,800	—

*	Directors whose term of office continued beyond this meeting are as follows: Donald C. Burke, Geraldine M. McNamara, Eileen A. Moran, Christian H. Poindexter, Carl F. Pollard and David J. Vitale.

Board of Directors

DAVID J. VITALE,
Chairman

DONALD C. BURKE

ROBERT J. GENETSKI

CLIFFORD W. HOFFMAN

PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA

EILEEN A. MORAN

NATHAN I. PARTAIN, CFA

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

Officers
NATHAN I. PARTAIN, CFA
President, Chief Executive Officer and
Chief Investment Officer

WILLIAM J. RENAHAN
Vice President and Secretary

DANIEL J. PETRISKO, CFA
Vice President and Assistant Secretary

DIANNA P. WENGLER
Vice President and Assistant Secretary

ALAN M. MEDER, CFA, CPA
Treasurer and Assistant Secretary

JOYCE B. RIEGEL
Chief Compliance Officer

DNP Select
Income Fund Inc.

Common stock listed on the New York
Stock Exchange under the symbol DNP

200 South Wacker Drive, Suite 500
Chicago, IL 60606
(312) 368-5510

Shareholder inquiries please contact:

Transfer Agent and
Dividend Disbursing
Agent

Computershare
P.O. Box 43078
Providence, RI 02940
(877) 381-2537

Investment Adviser

Duff & Phelps Investment
Management Co.
200 South Wacker Drive, Suite 500
Chicago, IL 60606
(312) 368-5510

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC
500 West Jefferson Street
Louisville, KY 40202
(888) 878-7845

Custodian

The Bank of New York Mellon

Legal Counsel

Mayer Brown LLP

Independent Registered Public Accounting Firm

Ernst & Young LLP

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

Included as part of the report to stockholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated February 4, 2016) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)        The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)        There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(c)	Exhibit 99(c)	Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the period ended April 30, 2016 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on August 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)	/s/ Nathan I. Partain

Nathan I. Partain
President and Chief Executive Officer
(Principal Executive Officer)

Date: June 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Nathan I. Partain

Nathan I. Partain
President and Chief Executive Officer
(Principal Executive Officer)

Date: June 29, 2016

By (Signature and Title)	/s/ Alan M. Meder

Alan M. Meder
Treasurer and Assistant Secretary
(Principal Financial and Accounting Officer)

Date: June 29, 2016